UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2006

DOCUMENT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-20981	33-0485994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5958 Priestly Drive Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 602-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 24, 2006, Document Sciences Corporation (the “Company”) entered into an executive employment agreement (“Employment Agreement”) with Hakan Akbas.

Mr. Akbas will be employed in the capacity of Chief Marketing Officer and Senior Vice President with a start date of March 13, 2006. The Employment Agreement provides for a base annual salary of $160,000 and a performance-based bonus equal to 50% to 100% of such annual base salary. The criteria for the performance-based bonus and amount of the payment will be determined by the compensation committee of the Company’s board of directors in its sole and absolute discretion. Mr. Akbas will receive 25,000 restricted shares of the Company’s stock and 25,000 stock options to purchase the Company’s stock. Mr. Akbas will receive a special one-time bonus of $15,000 upon permanent relocation to the Carlsbad office. If Mr. Akbas is terminated by the Company without cause, he is entitled to receive (i) an amount equal to his then-current annual base salary and performance-based bonus for a 6-month period and (ii) continuation of health benefits for a 6-month period. In addition, Mr. Akbas has agreed under his Employment Agreement that he will not, while his Employment Agreement is in effect and for 6 months after its termination, agree to be employed by any of the Company’s competitors.

The description of the material features of the Employment Agreement provided above is qualified in its entirety by reference to the full text of such agreement, which is attached hereto as Exhibits 10.1, and is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On February 24, 2006, the Company hired Mr. Akbas as Chief Marketing Officer. Mr. Akbas was most recently Managing Director, Business Development Operations, Global Services Division of Xerox Corporation and prior to that, Director, Marketing & Business Development of Accenture, a Xerox Start-up Venture. Mr. Akbas holds a BS degree from Bosphorus University and an MBA from the University of Rochester.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Executive Employment Agreement, dated as of February 24, 2006, between Document Sciences Corporation and Hakan Akbas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2006

DOCUMENT SCIENCES CORPORATION

By:	/s/ John L. McGannon
Name:	John L. McGannon
Its:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Executive Employment Agreement, dated as of February 24, 2006, between Document Sciences Corporation and Hakan Akbas.